UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      November 29, 2004
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                         Lehman Brothers Holdings Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                          1-9466                        13-3216325

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                 (Commission File Number)     (IRS Employer Identification No.)

                    745 Seventh Avenue
                    New York, New York                       10019
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         (Address of Principal Executive Offices)          (Zip Code)

                                (212) 526-7000
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal Officers

(c) On November 29, 2004, Lehman Brothers Holdings Inc. (the "Company," and together with its subsidiaries, the "Firm") announced that David Goldfarb, its Chief Financial Officer, has been appointed Chief Administrative Officer and that Christopher M. O'Meara has been appointed Chief Financial Officer and Executive Vice President, reporting to Mr. Goldfarb.

Mr. Goldfarb continues to serve as an Executive Vice President of the Company and a member of the Firm's Executive Committee. Mr. O'Meara continues to serve as Global Controller of the Company and its principal accounting officer. He succeeds Mr. Goldfarb as principal financial officer.

These appointments are effective December 1, 2004. Copies of the press releases are attached as Exhibits 99.1 and 99.2.

Mr. O'Meara, age 43, has served as Global Controller since April 2002. Prior to serving as Global Controller, he served as Financial Controller since April 2001. Mr. O'Meara has been a Vice President of the Company since April 2001. Mr. O'Meara served as the Company's Assistant Controller from July 1995 to April 2001. He joined the Firm in 1994 and has held various management positions in the Finance Division, including Head of Expense Management, Chief Financial Officer of the Investment Banking Division and Head of Financial Management Information.

Certain Transactions and Agreements

To the extent permitted by the Sarbanes-Oxley Act of 2002, executive officers of the Company and their associates from time to time may be or may have been indebted to the Company or its subsidiaries under lending arrangements offered by those companies to the public. For example, such persons may be or may have been indebted to Lehman Brothers Inc., as customers, in connection with margin account loans, revolving lines of credit and other extensions of credit. Such indebtedness is in the ordinary course of business, is substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties who are not employees of the Firm and does not involve a more than normal risk of collectibility or present other unfavorable features. In addition, such executive officers and their associates may engage in transactions in the ordinary course of business involving other goods and services provided by the Firm, such as banking, brokerage, investment and financial advisory products and services, on terms similar to those extended to employees of the Company generally.

Qualifying employees of the Firm who are accredited investors have been provided with the opportunity to invest as limited partners in various investment partnerships that



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qualify as "employees' securities companies" for purposes of the Investment
Company Act of 1940. These investment partnerships provide the participants with an opportunity to make investments in a portfolio of investment opportunities, often together with the Firm's merchant banking, venture capital and real estate funds that are offered to third-party investors. The Company, either directly or through a subsidiary, is the general partner of these investment partnerships.

Lehman Brothers Capital Partners IV, L.P. ("Capital Partners IV") was established in 1997. The general partner has made capital contributions to Capital Partners IV equal to 25% of the amount of capital contributed by the limited partners. Recourse financing for 75% of limited partner contributions was offered to the limited partners by the general partner. A fixed return on the general partner's capital contribution, which return varies from month to month and averaged 3.13% for Fiscal 2003 and approximately 3.54% for the eleven months ended October 31, 2004, is generally distributed to the general partner before any other distributions are made. A fixed return at the same rate is then distributed to the limited partners on 75% of their capital contributions. Thereafter, capital contributions are returned to the limited partners and then the general partner, and subsequent profits, if any, are divided 90% to the limited partners and 10% to the general partner. During Fiscal 2003, Mr. O'Meara received less than $60,000 in distributions from Capital Partners IV. As of November 30, 2003, the amount of unreturned limited partner capital in Capital Partners IV for Mr. O'Meara was $23,746, net of $50,360 of recourse financing provided by the general partner remaining. During Fiscal 2004, through November 19, 2004, Mr. O'Meara received less than $60,000 in distributions from Capital Partners IV. As of November 19, 2004, the amount of unreturned limited partner capital together with the amount of recourse financing remaining for Mr. O'Meara in Capital Partners IV was less than $60,000.

Lehman Brothers Venture Capital Partners I, L.P. ("Venture Capital I"), Lehman Brothers Venture Capital Partners II, L.P. ("Venture Capital II") and Lehman Brothers Real Estate Capital Partners I, L.P. ("Real Estate Capital I") were established in 1999 to 2001. The general partner has contributed 1% of the capital of each of these partnerships. After returns of capital to the partners, any profits are distributed to the partners in proportion to their capital contributions, except that 10% of the profits of Venture Capital II and Real Estate Capital I otherwise distributable to the limited partners are, subject to certain exceptions, distributed to the general partner instead. During Fiscal 2003, Venture Capital I distributed less than $60,000 to Mr. O'Meara and the amount of Mr. O'Meara's unreturned limited partner capital in Venture Capital I as of November 30, 2003 was $84,877. During Fiscal 2004, through November 19, 2004, the amount of distributions Mr. O'Meara received from Venture Capital I was less than $60,000 and the amount of Mr. O'Meara's unreturned limited partner capital in Venture Capital I as of November 19, 2004 was $78,670. During Fiscal 2003, Real Estate Capital I distributed less than $60,000 to Mr. O'Meara and the amount of Mr. O'Meara's unreturned limited partner capital in Real Estate Capital I as of November 30, 2003 was $173,700. During Fiscal 2004, through November 19, 2004, the amount of distributions Mr. O'Meara received from Real Estate Capital I was $69,600 (representing $33,300 of profits and $36,300 of

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returns of capital) and the amount of Mr. O'Meara's unreturned limited partner capital in Real Estate Capital I as of November 19, 2004 was $213,900. Venture Capital II did not make distributions in Fiscal 2003 and has not made distributions in Fiscal 2004. The amount of Mr. O'Meara's unreturned limited partner capital in Venture Capital II as of November 30, 2003 was less than $60,000 and as of November 19, 2004 was $89,314.

Lehman Brothers Diversified Private Equity Fund, L.P. ("DPEF") was established in 2004. The general partner committed to make capital contributions to DPEF equal to three times the amount of capital contributed by the limited partners. Two-thirds of the general partner's capital is with recourse to the limited partners. A floating return on the general partner's capital contributions which averaged approximately 4.37% from DPEF's inception through October 31, 2004 is generally distributed to the general partner before any other distributions are made. Thereafter, capital contributions are returned to the general partner and then to the limited partners, and a preferred return of 5% on the limited partners' capital contributions is subsequently distributed to the limited partners. Additional profits, if any, are divided 88% to the limited partners and 12% to the general partner. DPEF did not make any distributions to Mr. O'Meara while he was a limited partner. As of October 31, 2004, the amount of the general partner's capital contribution that was recourse to Mr. O'Meara was $73,000. The amount of Mr. O'Meara's unreturned limited partner capital in DPEF as of October 31, 2004 was $100,000.

In November 2004, Mr. O'Meara redeemed all of his interests in DPEF and with the proceeds of such redemption, plus additional capital, purchased interests in Lehman Brothers Executive Diversified Private Equity Fund, L.P. (the "DPEF Executive Fund"). The DPEF Executive Fund was established in 2004. The DPEF Executive Fund generally invests with DPEF on a parallel basis. The general partner's capital contribution to the DPEF Executive Fund is de minimus and is not recourse to the limited partners, and all returns of capital and profits are distributed in proportion to the partners' capital contributions. The DPEF Executive Fund has not made any distributions to Mr. O'Meara. The amount of unreturned limited partner capital in the DPEF Executive Fund as of November 19, 2004 was approximately $168,000 for Mr. O'Meara.



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Item 9.01         Financial Statements and Exhibits

     (c) Exhibits.

99.1 Press release, dated November 29, 2004, relating to the appointment of David Goldfarb as Chief Administrative Officer

99.2 Press release, dated November 29, 2004, relating to the appointment of Christopher M. O'Meara as Chief Financial Officer







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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LEHMAN BROTHERS HOLDINGS INC.


Date:    November 29, 2004            By: /s/  James J. Killerlane III
                                         -----------------------------
                                      Name: James J. Killerlane III
                                      Title: Vice President



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                                 EXHIBIT INDEX


   Exhibit No.   Exhibit
   99.1          Press release, dated November 29, 2004, relating to the
                 appointment of David Goldfarb as Chief Administrative Officer
   99.2          Press release, dated November 29, 2004, relating to the
                 appointment of Christopher M. O'Meara as Chief Financial
                 Officer